Rule 497(k)
                                                             File No. 333-184918




                                     FIRST TRUST
FIRST TRUST                          EXCHANGE-TRADED FUND VII
--------------------------------------------------------------------------------


SUMMARY PROSPECTUS

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND

Ticker Symbol:        FTGC
Exchange:             The NASDAQ Stock Market(R)



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FTGC. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated May 1, 2015, are all incorporated by reference into this Summary Prospectus.



INVESTMENT OBJECTIVE

The First Trust Global Tactical Commodity Strategy Fund (the "Fund") seeks to provide total return by providing investors with commodity exposure while seeking a relatively stable risk profile.



----------------
  May 1, 2015
----------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                  None
    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
             Management Fees                                                                             0.95%
             Distribution and Service (12b-1) Fees (1)                                                   0.00%
             Total Other Expenses
                  Other Expenses of the Fund                                                             0.00%
                  Expenses of the Subsidiary                                                             0.00%
                                                                                                      -----------
             Total Annual Fund Operating Expenses                                                        0.95%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until April 30, 2016, and thereafter at 1.20% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     1 Year             3 Years              5 Years              10 Years
       $97               $356                 $636                 $1,432

---------------
   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before April 30, 2016.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities, or through the Subsidiary, as defined below, when it buys and sells Commodities Instruments, as defined below (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended December 31, 2014, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund that seeks to achieve attractive risk adjusted return by investing in commodity futures contracts and exchange-traded commodity linked instruments (collectively, "Commodities Instruments") through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). The Fund will not invest directly in Commodities Instruments. The Fund expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Subsidiary is advised by First Trust Advisors L.P., the Fund's investment advisor.

The Fund's investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in Commodities Instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in Commodities Instruments. Except as otherwise noted, for purposes of this prospectus, references to the Fund's investments include the Fund's indirect investments through the Subsidiary. The Fund will invest up to 25% of its total assets in the Subsidiary.

The Subsidiary seeks to make investments generally in Commodities Instruments while managing volatility. Investment weightings of the underlying Commodities Instruments held by the Subsidiary are rebalanced in an attempt to stabilize risk levels. The dynamic weighting process is designed to result in a disciplined, systematic investment process, which is keyed off of the Fund's investment advisor's volatility forecasting process.

The Subsidiary's holdings in Commodities Instruments will consist, in part, of futures contracts, which are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future. The Subsidiary may also invest in commodity-linked instruments, which include: (1) exchange-traded funds that provide exposure to commodities; and (2) pooled investment vehicles that invest primarily in commodities and commodity-related instruments. The Subsidiary may have both long and short positions in Commodities Instruments. However, for a given Commodity Instrument the Subsidiary will provide a net long exposure. Net long exposure means to hold or be exposed to a security or instrument with the expectation that its value will increase over time. As U.S. and London exchanges list additional contracts, as currently listed contracts on those exchanges gain sufficient liquidity or as other exchanges list sufficiently liquid contracts, the Fund's investment advisor will include those contracts in the list of possible investments of the Subsidiary. The list of Commodities Instruments and commodities markets considered for investment can and will change over time.

The remainder of the Fund's assets will primarily be invested in: (1) short-term investment grade fixed income securities that include U.S. government and agency securities, sovereign debt obligations of non-U.S. countries and repurchase agreements; (2) money market instruments; (3) exchange-traded funds and other investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and (4) cash and other cash equivalents. The Fund uses such instruments as investments and to collateralize the Subsidiary's Commodities Instruments exposure on a day-to-day basis. The Fund may also invest directly in exchange-traded funds and other investment companies, including closed-end funds, that provide exposure to Commodities Instruments, equity securities and fixed income securities to the extent permitted under the 1940 Act.

The Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved. The risks of the Fund will result from both the Fund's direct investments and its indirect investments made through the Subsidiary. Accordingly, the risks that result from the Subsidiary's activities will be described herein as the Fund's risks.

CASH TRANSACTIONS RISK. The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CLEARING BROKER RISK. The failure or bankruptcy of the Fund's and the Subsidiary's clearing broker could result in a substantial loss of Fund assets. Under current Commodity Futures Trading Commission ("CFTC") regulations, a clearing broker maintains customers' assets in a bulk segregated account. If a clearing broker fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that clearing broker's bankruptcy. In that event, the clearing broker's customers, such as the Fund and the Subsidiary, are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that clearing broker's customers.

COMMODITY RISK. The value of Commodities Instruments typically is based upon the price movements of a physical commodity or an economic variable linked to such price movements. The prices of Commodities Instruments may fluctuate quickly and dramatically and may not correlate to price movements in other asset classes. An active trading market may not exist for certain commodities. Each of these factors and events could have a significant negative impact on the Fund.

COUNTERPARTY RISK. The Fund bears the risk that the counterparty to a commodity, derivative or other contract with a third party may default on its obligations or otherwise fail to honor its obligations. If a counterparty defaults on its payment obligations, the Fund will lose money and the value of an investment in Fund shares may decrease. In addition, the Fund may engage in such investment transactions with a limited number of counterparties.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY RISK. The Fund may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund's investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

EXCHANGE-TRADED FUND RISK. An exchange-traded fund trades like common stock and represents a portfolio of securities. The risks of owning an exchange-traded fund generally reflect the risks of owning the underlying securities, although lack of liquidity in an exchange-traded fund could result in it being more volatile and exchange-traded funds have management fees that increase their costs.

FOREIGN COMMODITY MARKETS RISK. The Fund, through the Subsidiary, engages in trading on commodity markets outside the United States on behalf of the Fund. Trading on such markets is not regulated by any United States government agency and may involve certain risks not applicable to trading on United States exchanges. The Fund may not have the same access to certain trades as do various other participants in foreign markets. Furthermore, as the Fund determines its net assets in United States dollars, with respect to trading in foreign markets the Fund is subject to the risk of fluctuations in the exchange rate between the local currency and dollars as well as the possibility of exchange controls. Certain futures contracts traded on foreign exchanges are treated differently for federal income tax purposes than are domestic contracts.

FREQUENT TRADING RISK. The Fund regularly purchases and subsequently sells, i.e., "rolls," individual commodity futures contracts throughout the year so as to maintain a fully invested position. As the commodity contracts near their expiration dates, the Fund rolls them into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund's performance.

FUTURES RISK. The Fund invests in futures through the Subsidiary. All futures and futures-related products are highly volatile. Price movements are influenced by, among other things, changing supply and demand relationships; climate; government agricultural, trade, fiscal, monetary and exchange control programs and policies; national and international political and economic events; crop diseases; the purchasing and marketing programs of different nations; and changes in interest rates. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies.

GAP RISK. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day's closing price.

INCOME RISK. Income from the Fund's fixed income investments could decline during periods of falling interest rates.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the securities in the Fund will decline because of rising market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

INVESTMENT COMPANIES RISK. The Fund may invest in securities of other investment companies, including exchange-traded funds. As a shareholder in other investment companies, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the Fund will incur brokerage costs when purchasing and selling shares of exchange-traded funds or other exchange-traded investment companies.

LIQUIDITY RISK. The Fund invests in Commodities Instruments, which may be less liquid than other types of investments. The illiquidity of Commodities Instruments could have a negative effect on the Fund's ability to achieve its investment objective and may result in losses to Fund shareholders.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. The Fund's investment advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

MARKET RISK. The trading prices of commodities futures, fixed income securities and other instruments fluctuate in response to a variety of factors. The Fund's net asset value and market price may fluctuate significantly in response to these factors. As a result, an investor could lose money over short or long periods of time.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. INVESTMENT RISK. The Fund may invest in commodity futures contracts traded on non-U.S. exchanges or enter into over-the-counter derivative contracts with non-U.S. counterparties. Transactions on non-U.S. exchanges or with non-U.S. counterparties present risks because they may not be subject to the same degree of regulation as their U.S. counterparts.

PORTFOLIO TURNOVER RISK. The Fund's strategy may frequently involve buying and selling portfolio securities by the Subsidiary to rebalance the Fund's exposure to various market sectors. The Subsidiary's higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

REGULATORY RISK. The Fund's investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

REPURCHASE AGREEMENT RISK. The Fund's investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SHORT SALES RISK. The Fund may engage in "short sale" transactions. The Fund will lose value if the security or instrument that is the subject of a short sale increases in value. The Fund also may enter into a short derivative position through a futures contract. If the price of the security or derivative that is the subject of a short sale increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

SUBSIDIARY INVESTMENT RISK. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

TAX RISK. The Fund intends to treat any income it may derive from Commodities Instruments (other than derivatives described in Revenue Rulings 2006-1 and 2006-31) received by the Subsidiary as "qualifying income" under the provisions of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" ("RICs"), based on a tax opinion received from special counsel which was based, in part, on numerous private letter rulings ("PLRs") provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent). Shareholders and potential investors should be aware, however, that, in July 2011, the Internal Revenue Service suspended the issuance of such PLRs pending its re-examination of the policies underlying them, which was still ongoing at the date of this prospectus. If, at the end of that re-examination, the Internal Revenue Service changes its position with respect to the conclusions reached in those PLRs, then the Fund may be required to restructure its investments to satisfy the qualifying income requirement or might cease to qualify as a RIC.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund's taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund's Board of Trustees may determine to reorganize or close the Fund or materially change the Fund's investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

The Fund may invest a portion of its assets in equity repurchase agreements. Recent changes in the law have the potential of changing the character and source of such instruments potentially subjecting them to unexpected U.S. taxation. Depending upon the terms of the contracts, the Fund may be required to indemnify the counterparty for such increased tax.

U.S. GOVERNMENT AND AGENCY SECURITIES RISK. The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

VOLATILITY RISK. Frequent or significant short-term price movements could adversely impact the performance of the Fund. In addition, the net asset value of the Fund over short-term periods may be more volatile than other investment options because of the Fund's significant use of financial instruments that have a leveraging effect. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage and as a result, a relatively small price movement in a Commodities Instrument may result in immediate and substantial losses to the Fund.

WHIPSAW MARKETS RISK. The Fund may be subject to the forces of "whipsaw" markets (as opposed to choppy or stable markets), in which significant price movements develop but then repeatedly reverse. Such market conditions could cause substantial losses to the Fund.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year return of the Fund based on net asset value for the past year, as well as the average annual Fund return for the one year and since inception periods ended December 31, 2014. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of a benchmark index, a specialized securities market index and a broad-based securities market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST GLOBAL TACTICAL COMMODITY STRATEGY FUND -- TOTAL RETURN

                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31

                       Performance Year     Total Return
                       ----------------     ------------
                       2014                 -11.89%

During the year ended December 31, 2014, the Fund's highest and lowest calendar quarter returns were 14.44% and -13.20%, respectively, for the quarters ended March 31, 2014 and September 30, 2014. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2014

                                                                           1 Year     Since Inception
                                                                                        (10/22/2013)
Return Before Taxes                                                         -11.89%        -10.60%
Return After Taxes on Distributions                                         -11.89%        -10.60%
Return After Taxes on Distributions and Sale of Shares                       -6.73%         -8.06%
Bloomberg Commodity Index(1)
       (reflects no deduction for fees, expenses or taxes)                  -17.01%        -15.80%
S&P GSCI(R) Total Return Index
       (reflects no deduction for fees, expenses or taxes)                  -33.06%        -28.89%
S&P 500(R) Index
       (reflects no deduction for fees, expenses or taxes)                   13.69%         16.76%

   (1) The Bloomberg Commodity Index is the Fund's benchmark. The benchmark's name changed from Dow Jones-UBS Commodity Index to Bloomberg Commodity Index as of July 1, 2014.

MANAGEMENT

   INVESTMENT ADVISOR
   First Trust Advisors L.P. ("First Trust" or the "Advisor")

   PORTFOLIO MANAGERS
   The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o John Gambla, CFA, FRM, PRM, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

      o Rob A. Guttschow, CFA, Senior Portfolio Manager, Alternatives Investment Team of First Trust;

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o  Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust; and

      o  Roger F. Testin, Senior Vice President of First Trust.

   The Investment Committee members are jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued and redeemed for securities in which the Fund invests and/or cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NASDAQ(R) through a broker-dealer. Shares of the Fund trade on NASDAQ(R) at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.



                                                                    FTGCSP050115